SUPPLEMENTAL FINANCIAL INFORMATION	12 Months Ended
Jun. 30, 2015
Disclosure Text Block [Abstract]
Supplemental Balance Sheet Disclosures [Text Block]
SUPPLEMENTAL FINANCIAL INFORMATION
The components of property, plant and equipment were as follows:

Years ended June 30	2015	2014
PROPERTY, PLANT AND EQUIPMENT
Buildings	$6,949	$7,733
Machinery and equipment	29,420	31,361
Land	763	855
Construction in progress	2,931	3,048
TOTAL PROPERTY, PLANT AND EQUIPMENT	40,063	42,997
Accumulated depreciation	(20,408)	(21,390)
PROPERTY, PLANT AND EQUIPMENT, NET	$19,655	$21,607

Selected components of current and noncurrent liabilities were as follows:

Years ended June 30	2015	2014
ACCRUED AND OTHER LIABILITIES - CURRENT
Marketing and promotion	$2,798	$3,176
Compensation expenses	1,390	1,575
Restructuring reserves	389	381
Taxes payable	845	711
Legal and environmental	205	395
Other	2,464	2,496
TOTAL	$8,091	$8,734

OTHER NONCURRENT LIABILITIES
Pension benefits	$5,247	$5,622
Other postretirement benefits	1,414	1,906
Uncertain tax positions	1,016	1,843
Other	755	770
TOTAL	$8,432	$10,141

RESTRUCTURING PROGRAM
The Company has historically incurred an ongoing annual level of restructuring-type activities to maintain a competitive cost structure, including manufacturing and workforce optimization. Before-tax costs incurred under the ongoing program have generally ranged from $250 to $500 annually. In fiscal 2012, the Company initiated an incremental restructuring program as part of a productivity and cost savings plan to reduce costs in the areas of supply chain, research and development, marketing and overheads. The productivity and cost savings plan was designed to accelerate cost reductions by streamlining management decision making, manufacturing and other work processes in order to help fund the Company's growth strategy.
The Company expects to incur in excess of $5 billion in before-tax restructuring costs over a six year period (from fiscal 2012 through fiscal 2017), including costs incurred as part of the ongoing and incremental restructuring program. Through the end of fiscal 2015, we have incurred $3.9 billion of the total expected restructuring charges under the program. The program includes a non-manufacturing overhead enrollment reduction target of approximately 25% - 30% through fiscal 2017. This has been updated from the previous non-manufacturing overhead enrollment reduction target of approximately 16% - 22% through fiscal 2016, which we expect to exceed. Through fiscal 2015, the Company has reduced non-manufacturing enrollment by approximately 12,600, or approximately 21% (22% as of July 1, 2015). The reductions are enabled by the elimination of duplicate work, simplification through the use of technology and optimization of various functional and business organizations and the Company's global footprint. In addition, the plan includes integration of newly acquired companies and the optimization of the supply chain and other manufacturing processes.
Restructuring costs incurred consist primarily of costs to separate employees, asset-related costs to exit facilities and other costs as outlined below. The Company incurred total restructuring costs of approximately $1,068 and $806 for the years ended June 30, 2015 and 2014, respectively. Approximately $338 and $324 of these charges were recorded in SG&A, approximately $614 and $396 were recorded in Cost of products sold and the remainder of $116 and $86 were classified as discontinued operations for the years ended June 30, 2015 and 2014, respectively. Since the inception of this restructuring program, the Company has incurred charges of approximately $3.9 billion. Approximately $2.0 billion of these charges were related to separations, $954 were asset-related and $944 were related to other restructuring-type costs.
The following table presents restructuring activity for the years ended June 30, 2015 and 2014, including businesses classified as discontinued operations:

Amounts in millions	Separations	Asset-Related Costs	Other	Total
RESERVE JUNE 30, 2013	$296	$—	$27	$323
Charges	378	179	249	806
Cash spent	(321)	—	(248)	(569)
Charges against assets	—	(179)	—	(179)
RESERVE JUNE 30, 2014	353	—	28	381
Charges	516	289	263	1,068
Cash spent	(507)	—	(264)	(771)
Charges against assets	—	(289)	—	(289)
RESERVE JUNE 30, 2015	$362	$—	$27	$389

Separation Costs
Employee separation charges for the years ended June 30, 2015 and 2014 related to severance packages for approximately 4,820 and 2,730 employees, respectively. For the years ended June 30, 2015 and 2014, these severance packages included approximately 2,340 and 1,640 non-manufacturing employees, respectively. These separations were primarily in North America and Western Europe. The packages were predominantly voluntary and the amounts were calculated based on salary levels and past service periods. Severance costs related to voluntary separations are generally charged to earnings when the employee accepts the offer. Since its inception, the restructuring program has incurred separation charges related to approximately 14,300 employees, of which approximately 8,620 are non-manufacturing overhead personnel.
Asset-Related Costs
Asset-related costs consist of both asset write-downs and accelerated depreciation. Asset write-downs relate to the establishment of a new fair value basis for assets held for sale or disposal. These assets were written down to the lower of their current carrying basis or amounts expected to be realized upon disposal, less minor disposal costs. Charges for accelerated depreciation relate to long-lived assets that will be taken out of service prior to the end of their normal service period. These assets relate primarily to manufacturing consolidations and technology standardization. The asset-related charges will not have a significant impact on future depreciation charges.
Other Costs
Other restructuring-type charges are incurred as a direct result of the restructuring program. Such charges primarily include employee relocation related to separations and office consolidations, termination of contracts related to supply chain redesign and the cost to change internal systems and processes to support the underlying organizational changes.
Consistent with our historical policies for ongoing restructuring-type activities, the restructuring program charges are funded by and included within Corporate for both management and segment reporting. Accordingly, all charges under the program are included within the Corporate reportable segment. However, for informative purposes, the following table summarizes the total restructuring costs related to our reportable segments:

Years ended June 30	2015	2014
Beauty	$63	$46
Grooming	57	20
Health Care	32	10
Fabric Care and Home Care	197	119
Baby, Feminine and Family Care	192	155
Corporate (1)	527	456
Total Company	$1,068	$806

(1)
Corporate includes costs related to allocated overheads, including charges related to our Sales and Market Operations, Global Business Services and Corporate Functions activities and costs related to discontinued operations from our Pet Care, Batteries and affected beauty businesses.